Exhibit 10.294

PHASE II PARTIAL ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF PURCHASE AND SALE

(The Domain Phase II, Garland, TX)

This Phase II Partial Assignment and Assumption of Agreement of Purchase and Sale (this “Agreement”), dated as of November 20, 2015 (the “Effective Date”), is made by and between ArchCo Residential LLC, a Delaware limited liability company (“ArchCo”), and BR – ArchCo Domain Phase 2, LLC, a Delaware limited liability company (“BRAD 2”).

Recitals

This Agreement is made with respect to the following facts:

A.                 ArchCo is the Purchaser under that certain Agreement of Purchase and Sale dated as of April 29, 2015 (the “Original Agreement”) with RCM Firewheel, LLC, a Texas limited liability company (“Seller”), as Seller, with respect to approximately 135.89 acres of land located in Garland, Texas (the “Property”), as more particularly described on Exhibit A attached to this Agreement.

B.                 ArchCo and Seller entered into the Amendment to Agreement of Purchase and Sale dated as of July 13, 2015 (the “First Amendment”), the Second Amendment to Agreement of Purchase and Sale, dated as of July 29, 2015 (the “Second Amendment”), the Third Amendment to Agreement of Purchase and Sale, dated as of August 6, 2015 (the “Third Amendment”), the Fourth Amendment to Agreement of Purchase and Sale, dated as of August 14, 2015 (the “Fourth Amendment”), and the Fifth Amendment to Agreement of Purchase and Sale, dated as of October 7, 2015 (the “Fifth Amendment”), the Sixth Amendment to Agreement of Purchase and Sale, dated as of October 12, 2015 (the “Sixth Amendment”), the Seventh Amendment to Agreement of Purchase and Sale, dated as of November 17, 2015 (the “Seventh Amendment”), and the Eighth Amendment to Agreement of Purchase and Sale, dated as of November 20, 2015 (the “Eighth Amendment”). The Original Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, is referred to in this Agreement as the “Purchase Agreement.” All capitalized terms used but not otherwise defined in this Agreement shall have the meaning for such terms set forth in the Purchase Agreement.

C.                 The Property is comprised of the Phase I Property, the Phase II Property and the Phase III Property (as those terms are defined in the Purchase Agreement). The Phase II Property is a portion of the approximately 105.855 acres of land located in Garland, Texas, as more particularly described on Exhibit B attached to this Agreement.

D.                 Pursuant to the Purchase Agreement, ArchCo is permitted to assign the Purchase Agreement to an entity in which ArchCo or Neil T. Brown holds a direct or indirect economic interest and which is controlled, directly or indirectly, by one or more of ArchCo, Neil T. Brown, Bluerock Real Estate, LLC or Bluerock Residential Growth REIT, Inc. (a “Permitted Assignee”). BRAD 2 is a Permitted Assignee.

E.                  Concurrently with this Agreement, ArchCo is entering into (i) a separate agreement with BR – ArchCo Domain Phase 1, LLC, a Delaware limited liability company (“BRAD 1”) pursuant to which ArchCo is assigning to BRAD 1 its rights and obligations under the Purchase Agreement with respect to the Phase I Property and all its rights and obligations with respect to the Flood Plain Improvements and FPI Final Approval (the “Phase I Assignment”); and (ii) a separate agreement with BR – ArchCo Domain Phase 3, LLC, a Delaware limited liability company (“BRAD 3”) pursuant to which ArchCo is assigning to BRAD 3 its rights and obligations under the Purchase Agreement with respect to the Phase III Property (the “Phase III Assignment”). BRAD 1 and BRAD 3 are also Permitted Assignees.

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F.                  ArchCo desires to assign its rights and obligations under the Purchase Agreement with respect to the Phase II Property to BRAD 2 and BRAD 2 desires to assume ArchCo’s rights and obligations under the Purchase Agreement with respect to the Phase II Property.

Agreement

In consideration of the premises and the mutual benefits to be derived from this Agreement and the respective covenants and representations, warranties, agreements, indemnities and promises set forth below, the parties, intending to be legally bound, agree as follows.

1.                  Assignment.

a.                   ArchCo irrevocably grants, bargains, sells, assigns and otherwise transfers and delivers to BRAD 2, and its successors and assigns, all Phase II Assumed Rights and Obligations.

i.                    “Phase II Assumed Rights and Obligations” means those rights and obligations of Purchaser under the Purchase Agreement only to the extent such rights and obligations relate to the Phase II Property and are not Excluded Obligations (defined below). The Phase II Assumed Rights and Obligations do not include any of the Flood Plain Improvements Rights and Obligations.

ii.                  “Flood Plain Improvements Rights and Obligations” means those rights and obligations of Purchaser under the Purchase Agreement with respect to the Flood Plain Improvements and FPI Final Approval, as they may relate to any of the Phase I Property, the Phase II Property and the Phase III Property.

iii.                “Excluded Obligations” means (i) representations and warranties made by ArchCo under the Purchase Agreement to the extent made as of the Agreement Date, (ii) the Flood Plain Improvements Rights and Obligations, and (iii) any rights and obligations of Purchaser under the Purchase Agreement with respect to the Phase I Property and the Phase III Property.

b.                  BRAD 2 acknowledges and agrees that, (i) pursuant to the Phase I Assignment, ArchCo has assigned to BRAD 1, and BRAD 1 has assumed, all of Purchaser’s rights and obligations under the Purchase Agreement with respect to the Phase I Property and the Flood Plain Improvements Rights and Obligations, and (ii) pursuant to the Phase III Assignment, ArchCo has assigned to BRAD 3, and BRAD 3 has assumed, all of Purchaser’s rights and obligations under the Purchase Agreement with respect to the Phase III Property (except with respect to Flood Plain Improvements Rights and Obligations). The assignment to BRAD 2 pursuant to this Agreement does not include any of Purchaser’s

(1) rights and obligations under the Purchase Agreement with respect to the Phase I Property, the Phase III Property, or the Flood Plain Improvements Rights and Obligations, or (2) right, title and interest, if any, in and to the Earnest Money or the Phase III Option Payment.

2.                  Acceptance by BRAD 2. BRAD 2 accepts and assumes the Phase II Assumed Rights and Obligations.

3.                  Indemnification.

a.                   ArchCo shall indemnify, defend, protect and hold harmless BRAD 2 from and against all claims, damages, losses, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses to the extent the same arise before the Effective Date with respect to Purchaser’s obligations under the Assumed Rights and Obligations.

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b. BRAD 2 shall indemnify, defend, hold harmless each of ArchCo, BRAD 1 and BRAD 3 from and against any and all claims, damages, losses, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses to the extent the same arise on or after the Effective Date with respect to Purchaser’s obligations under the Assumed Rights and Obligations.

4.                  Attorneys’ Fees. If either party employs attorneys to enforce any of the provisions of this Agreement, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including reasonable attorneys’ fees, expended or incurred by the prevailing party in connection with the enforcement action.

5.                  Counterparts. This Agreement and the attached Consent of Seller may be executed in counterparts; each such counterpart shall be deemed an original; and all counterparts so executed shall constitute one instrument and shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the same counterpart.

REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGE(S) FOLLOWS.

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ArchCo and BRAD 2 have executed this Agreement as of the Effective Date.

ARCHCO:

ArchCo Residential LLC,

a Delaware limited liability company

By:	/s/ Neil T. Brown
Name:	Neil T. Brown
Title:	Manager

BRAD 2:

BR – ArchCo Domain Phase 2, LLC, a Delaware limited liability company

By:	/s/ Michael Konig
Name:	Michael Konig
Title:	Authorized Signatory

Consent of Seller

RCM Firewheel, LLC, a Texas limited liability company (“Seller”), by signing below, represents, warrants and agrees as follows:

1.	Capitalized terms in this Consent that are not defined in this Consent have the meanings given those terms in the Agreement.

2.	Seller confirms and agrees that the foregoing Phase II Partial Assignment and Assumption of Agreement of Purchase and Sale between ArchCo and BRAD 2 (the “Agreement”) is allowed as a permitted assignment pursuant to the Purchase Agreement. Seller consents to the assignment of the Purchase Agreement to the extent provided in the terms and provisions of the Agreement.

RCM Firewheel, LLC, a Texas limited liability company

By:	RCM Riverwalk GenPar, LLC, a Texas
limited liability company, its Manager

	By:	/s/ Timothy S. Coltart
Timothy S. Coltart, Vice President

Exhibit A

Legal Description of the Property

Being a portion of that tract of land situated in Dallas County, Texas, out of the DANIEL CRIST SURVEY, ABSTRACT 226, and being part of that called 95 acres (First Tract), 19.8 acres (Second Tract), and 68.73 acres (Fourth Tract) described in a deed to Elizabeth H. Wilkins as recorded in Volume 93115, Page 592 of the Deed Records of Dallas County, Texas, and being a portion of that tract of land described in a deed to W.T. Limerick as recorded in Volume 2121, Page 126 of the Deed Records of Dallas County, Texas, and being further described as follows:

BEGINNING at a 1 inch iron rod found at the intersection of the Southwest line of Bunker Hill Road with the Northwest line of Old Miles Road;

THENCE with the Westerly line of said Old Miles Road as follows:

SOUTH 46°11’57” WEST, a distance of 276.09 feet to a 5/8 inch steel rod found with plastic cap stamped “Boundary Solutions”;

SOUTH 42°12’35” WEST, a distance of 385.91 feet to a 5/8 inch steel rod found with plastic cap stamped “Boundary Solutions” at the beginning of a curve to the left having a central angle of 18°57’47”, a radius of 530.00 feet and a chord bearing and distance of SOUTH 34°50’33” WEST, 174.61 feet;

Southwesterly with said curve to the left an arc distance of 175.41feet to a TX-DOT right-of-way mark with aluminum cap found for a corner of this tract;

THENCE SOUTH 79°44’25” WEST, leaving the Westerly line of the above mentioned Old Miles Road, a distance of 445.23 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in the new North Line of President George W. Bush Turnpike;

CONTINUING with said North Line of President George W. Bush Turnpike the follow courses and distances:

NORTH 10°15’36” WEST, a distance of 15.00 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract, in said North Line;

SOUTH 79°44’14” WEST, a distance of 590.00 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said North Line;

SOUTH 10°15’47” EAST, a distance of 15.00 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said North Line;

SOUTH 79°43’52” WEST, a distance of 213.62 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said North Line and being in the Easterly line of that tract of land conveyed to Carol Swanzy and Charlotte Householter, according to the document filed of record in Volume 2004190, Page 14250 of the Deed Records of Dallas County, Texas;

THENCE NORTH 43°18’50” EAST, with said Easterly line, a distance of 279.94 feet to a 5/8 inch steel rod with plastic cap stamped “Boundary Solutions” found at the Northeast corner of said Swanzy and Householter tract for a corner of this tract;

THENCE NORTH 32°11’10” WEST, a distance of 148.78 feet to a point in a branch at the Northwest corner of said Swanzy and Householter tract for a corner of this tract;

THENCE SOUTH 43°18’11” WEST, with the Westerly line of said Swanzy and Householter tract, a distance of 486.11feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in the North Line of the above mentioned President George W. Bush Turnpike;

A-1

THENCE SOUTH 80°03’57” WEST, leaving said Westerly line, a distance of 136.53 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in the new North Line of President George W. Bush Turnpike;

CONTINUING with said North Line of President George W. Bush Turnpike the follow courses and distances:

NORTH 10°29’58” EAST, a distance of 24.96 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said North Line;

SOUTH 80°02’03” WEST, a distance of 375.48 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said North Line and being in the Easterly line of that tract of land conveyed to the City of Garland according to the document filed of record in Volume 93012, Page 4894, Deed Records of Dallas County, Texas;

NORTH 39°48’17” WEST, passing at a distance of 3.91 feet, the Northerly corner of said City of Garland tract, same being the most Easterly corner of that tract of land conveyed to L&S Liquidating Trust, according to the document filed of record in Volume 95136, Page 5446, Deed Records of Dallas County, Texas, and continuing for a total distance of 9.88 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract and said L&S Liquidating tract;

THENCE with the Northern Lines of said L&S Liquidating tract the following courses and distance;

NORTH 78°48’17” WEST, a distance of 65.00 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in said Northern Line;

SOUTH 57°56’43” WEST, a distance of 86.14 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract in the North Line of the above mentioned President George W. Bush Turnpike, also being the most Westerly corner of said L&S Liquidating tract;

THENCE SOUTH 80°10’46” WEST, with said North Line, a distance of 164.57 feet to a point in the center of old Rowlett Creek for a corner of this tract;

THENCE with the meanderings of said creek the following courses and distances;

NORTH 25°15’38” WEST, a distance of 180.96 feet to a point for a corner;

NORTH 87°31’07” WEST, a distance of 174.06 feet to a point for a corner;

NORTH 38°44’03” WEST, a distance of 185.05 feet to a point for a corner;

NORTH 22°26’46” WEST, a distance of 346.39 feet to a point for a corner;

SOUTH 83°14’16” WEST, a distance of 124.63 feet to a point for a corner;

SOUTH 89°20’08” WEST, a distance of 248.25 feet to a point for a corner;

NORTH 84°12’20” WEST, a distance of 202.88 feet to a point for a corner;

NORTH 40°33’27” WEST, a distance of 134.35 feet to a point for a corner in the East Line of that tract of land conveyed to JAMES DANIEL LAMBERT, SR. and SHIRLEY JOY LAMBERT, according to the document filed of record in VOLUME 92240, PAGE 3818 and VOLUME 92240, PAGE 3821, Deed Records of Dallas County Texas, from said point a 5/8” iron rod found for reference bears NORTH 44°02’59” EAST, a distance of 91.49 feet;

THENCE NORTH 44°02’59” EAST, passing through said 5/8” iron rod found for reference, a distance of 959.87 feet to a 1/2” iron rod found at the most Easterly corner of said Lambert tract, same being the Southeasterly corner of that tract of land conveyed to NORBERTO GUILLEN according to the document filed of record in VOLUME 2002058, PAGE 7057, Deed Records of Dallas County, Texas;

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THENCE NORTH 43°58’32” EAST, with the Easterly line of said Guillen tract, a distance of 1944.48feet to a 1/2” iron rod with plastic cap stamped “DAA” set in the South Line of the above mentioned Bunker Hill Road for the Northwest corner of this tract;

THENCE with the South Line of said road the following courses and distances:

SOUTH 45°45’07” EAST, a distance of 1482.02 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract at the beginning of a curve to the left having a radius of 845.00 feet, a central angle of 10°50’07” and a chord bearing and distance of SOUTH 51°10’10” EAST, 159.56 feet;

With said curve to the left an arc distance of 159.80 feet to a1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract;

SOUTH 56°35’13” EAST, a distance of 52.21 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract at the beginning of a curve to the right having a radius of 755.00 feet, a central angle of 10°31’18” and a chord bearing and distance of SOUTH 51°19’34” EAST, 138.45 feet;

With said curve to the right an arc distance of 138.64 feet to a1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract;

SOUTH 46°03’56” EAST, a distance of 333.56 feet to a 1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract at the beginning of a curve to the left having a radius of 845.00 feet, a central angle of 01°55’43” and a chord bearing and distance of SOUTH 47°01’46” EAST, 28.44 feet;

With said curve to the left an arc distance of 28.44 feet to a1/2” iron rod with plastic cap stamped “DAA” set for a corner of this tract;

SOUTH 45°57’50” EAST, a distance of 496.60 feet to the POINT OF BEGINNING and containing 135.89 acres of land, more or less.

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Exhibit B

Legal Description of the Phase II Land and Phase III Land

BEING a tract of land situated in the DANIEL CRIST SURVEY, ABSTRACT NO. 226, City of Garland, Dallas County, Texas and being part of that tract of land conveyed to RCM Firewheel, LLC, according to the document filed of record in Document Number 201200376857, Deed Records, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set in the southwest line of Bunker Hill Road, a variable width right-of-way, for the north corner of said RCM Firewheel, LLC tract, said being in the southeast line of a tract of land conveyed to Norberto Guillen, and described as Tract One according to the document filed of record in Volume 2002058, Page 7057, Deed Records, Dallas County, Texas;

THENCE With said southwest line, the following four (4) courses and distances:

South 45° 45' 07" East, a distance of 1482.02 feet a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” found for corner at the beginning of a curve to the left having a central angle of 10° 50' 07", a radius of 845.00 feet and a chord bearing and distance of South 51° 10' 10" East, 159.56;

With said curve to the left, an arc distance of 159.80 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” found for corner;

South 56° 35' 13" East, a distance of 52.21 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” found at the beginning of a curve to the right having a central angle of 03° 55' 38", a radius of 755.00 feet and a chord bearing and distance of South 54° 37' 24" East, 51.74 feet;

With said curve to the right, an arc distance of 51.75 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

THENCE South 42° 12' 48" West, leaving said southwest line over and across the above mentioned RCM Firewheel, LLC tract, a distance of 2,066.88 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set in the north line of President George Bush Turnpike, a variable width right-of-way;

THENCE With said north line, the following seven (7) courses and distances:

South 80° 03' 57" West, a distance of 70.68 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

North 10° 29' 58" East, a distance of 24.96 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

South 80° 02' 03" West, a distance of 375.48 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

North 39° 48' 17" West, a distance of 9.88 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

North 78° 48' 17" West, a distance of 65.00 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

South 57° 56' 43" West, a distance of 86.14 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for corner;

South 80° 10' 46" West, a distance of 164.57 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set at the apparent intersection of the above mentioned north line and approximate centerline of Old Rowlett Creek;

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THENCE Leaving said north line, and with said approximate centerline, the following courses and distances:

North 25° 15' 38" West, a distance of 180.96 feet to a point for corner;

North 87° 31' 07" West, a distance of 174.06 feet to a point for corner;

North 38° 44' 03" West, a distance of 185.05 feet to a point for corner;

North 22° 26' 46" West, a distance of 346.39 feet to a point for corner;

South 83° 14' 16" West, a distance of 124.63 feet to a point for corner;

South 89° 20' 08" West, a distance of 248.25 feet to a point for corner;

North 84° 12' 20" West, a distance of 202.88 feet to a point for corner;

North 40° 33' 27" West, a distance of 134.35 feet to a point in the southeast line of a tract of land conveyed to Isabel Belinda Lambert, according to the document filed of record in Volume 95236, Page 5767, Deed Records, Dallas County, Texas;

THENCE North 44° 02' 59" East, leaving the above mentioned approximate center line and with the common northwest line of the above mentioned RCM Firewheel, LLC tract and said Lambert tract, a distance of 959.87 feet to a 1/2 inch iron rod with a yellow plastic cap stamped “DAA” set for the common east corner of a tract of land conveyed to James Daniel Lambert, Sr. and Shirley Joy Lambert, according to the document filed of record in Volume 94226, Page 2913, Deed Records, Dallas County, Texas and south corner of the above mentioned Guillen tract;

THENCE North 43° 58' 32" East, leaving said common corner and with the common northwest line of said RCM Firewheel, LLC tract and southeast line of said Guillen tract, a distance of 1,944.48 feet to the POINT OF BEGINNING and containing 105.855 acres of land, more or less.

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